Exhibit 10.7

Spousal Consent Letter

To: Beijing Burning Rock Biotech Limited

Whereas,

1.

I, [Name of Spouse] (ID card number: ***), is the spouse of [Name of Shareholder], a natural person (ID card number: ***). [Name of Shareholder] holds [    ]% of the equity interests in Burning Rock (Beijing) Biotechnology Co., Ltd. (the “Equity”);

2.

In relation to the Equity held by [Name of Shareholder], [Name of Shareholder] executed an Exclusive Call Option Agreement with Beijing Burning Rock Biotech Limited and other related parties thereto on October 21, 2019; an Equity Pledge Agreement with Beijing Burning Rock Biotech Limited and other related parties thereto on October 21, 2019 and an Agreement for Power of Attorney with Beijing Burning Rock Biotech Limited and other related parties thereto on October 21, 2019; and

3.

On October 21, 2019, Burning Rock (Beijing) Biotechnology Co., Ltd. and Beijing Burning Rock Biotech Limited executed an Exclusive Business Cooperation Agreement. The Exclusive Business Cooperation Agreement, together with the Exclusive Call Option Agreement, the Equity Pledge Agreement and the Agreement for Power of Attorney mentioned above, constitute contractual control arrangements in relation to Burning Rock (Beijing) Biotechnology Co., Ltd. (“Contractual Control Arrangements”).

On October 21, 2019, I hereby confirm and irrevocably undertake:

1.

I confirm that I have full knowledge of and agree to the execution of the Exclusive Call Option Agreement, the Equity Pledge Agreement and the Agreement for Power of Attorney by my spouse, [Name of Shareholder]. The Equity in Burning Rock (Beijing) Biotechnology Co., Ltd. held by [Name of Shareholder] is not matrimonial property owned by me and [Name of Shareholder] and I do not enjoy any interest to the Equity, including any rights conferred under the Contractual Control Arrangements. I shall not take any action which may interfere with the Contractual Control Arrangements, including but not limited to any claims in respect of the Equity and rights conferred under the Contractual Control Arrangements.

2.

I undertake that I never and shall not plan to engage in the management and operation of Burning Rock (Beijing) Biotechnology Co., Ltd.. I shall not file any claim in respect of any interests in the equity and assets of Burning Rock (Beijing) Biotechnology Co., Ltd..

3.

If for any reason I obtain the whole or parts of the Equity, I shall unconditionally agree that I shall be bound by the Contractual Control Arrangements, as if I were the party thereto and for that purposes I agree to take, and assist in taking, all necessary actions and execute all necessary documents.

This undertaking, once I executed, shall be with immediate effect and remain in force.

Signature:	/s/ [Name of Spouse]
[Date]